SCUDDER
                                                                INVESTMENTS (SM)
                                                                [LOGO]

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EQUITY/GLOBAL
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Scudder
Latin America Fund

Fund #074










Semiannual Report
April 30, 2000


The fund seeks long-term capital appreciation.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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 4       Letter from the Fund's President

 6       Performance Update

 8       Portfolio Summary

10       Portfolio Management Discussion

15       Investment Portfolio

18       Financial Statements

21       Financial Highlights

22       Notes to Financial Statements

27       Officers and Directors

28       Investment Products and Services

30       Scudder Solutions

Scudder Latin America Fund
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ticker symbol SLAFX                                             fund number 074
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Date of Inception:   o  Stocks in Latin America generally performed well over
12/8/92 the full six-month period, but volatility in the global equity markets sparked a downturn during late March and April.

Total Net Assets as
of 4/30/00:          o  Management believes that the recent sell-off has
$475 million            created extremely attractive valuations in the region,
                        which offers strong economic fundamentals and a wealth of well-managed companies.

                     o The fund is concentrated in companies with strong cash flows and the ability to perform well in both good times and bad. Although this focus led to underperformance during the most recent period, when speculative stocks in the technology and telecommunications sectors gained the most attention, it has worked well over the long term. Over the five years ended April 30, 2000, the fund is ranked in the top 18% of Latin America funds, according to Lipper Analytical Services.^1


^1 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended April 30, 2000, Scudder Latin America Fund's Lipper ranking was 49 out of 50 funds for the one-year period, 7 out of 27 funds for the three-year period, and 4 out of 22 for the five-year period. Past performance is no guarantee of future results.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

During the past six months, the global market environment has been characterized by unusually high levels of volatility. Sparked by the large fluctuations of technology stocks in the United States, daily moves of 2-3% in the international markets have become increasingly commonplace. Amid the clamor that surrounds extreme market fluctuations, it can be easy to lose track of what should really matter for long-term investors: fundamentals. In Latin America, we are encouraged by the strengthening investment backdrop and the attractive valuations of many of the region's best companies. Mexico's economy continues to gain steam as it grows increasingly intertwined with that of the United States, while Brazil has emerged stronger after its devaluation of January 1999. The region is devoid of major military conflicts or significant political strife, and both inflation and currency exchange rates have generally been stable. For these reasons, the fund's management team holds an optimistic view on the region's markets. Stock prices are depressed due to external factors -- namely, rising interest rates in the U.S. and financial market volatility worldwide -- rather than causes specific to Latin America. Once it becomes apparent that the Federal Reserve is finished raising interest rates, it is likely that investors will be better able to focus on the strong earnings and attractive fundamentals of companies in the region.

We recognize that volatility is always disturbing to investors, even when it occurs in asset classes that are known for their sharp fluctuations, such as Latin American equities. Despite the recent declines in the region's stock markets, we believe that the investment picture remains attractive for those who are using the fund as a long-term investment vehicle. Although there will always be times when the Latin markets will experience rapid declines, it is important to keep in mind that the direction of the region's fundamentals is increasingly positive. For more information on how the fund's management team seeks to capitalize on the changes taking place in Latin America, please turn to the Portfolio Management Discussion that begins on page 10.

Thank you for your continued investment in Scudder Latin America Fund. For current information on the fund or your account, visit our Web site at www.scudder.com. There you'll find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Linda C. Coughlin

Linda C. Coughlin
President,
Scudder Latin America Fund

Performance Update
--------------------------------------------------------------------------------
                                                                  April 30, 2000

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Growth of a $10,000 Investment
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THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                          IFC Latin America Investable
            Scudder Latin America Fund         Total Return Index*

       12/92**         10000                       10000
        '93            10560                       10047
        '94            16604                       15042
        '95            13558                       11760
        '96            16623                       13412
        '97            21907                       16928
        '98            24114                       17894
        '99            20980                       15263
        '00            22481                       17895

                          Yearly periods ended April 30

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Fund Index Comparison
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                                                           Total Return
                              Growth of                                  Average
Period ended 4/30/2000         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Latin America Fund
--------------------------------------------------------------------------------
1 year                        $ 10,715                7.15%               7.15%
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5 year                        $ 16,581               65.81%              10.64%
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Life of Fund**                $ 23,417              134.17%              12.20%
--------------------------------------------------------------------------------
IFC Latin America Investable Total Return Index*
--------------------------------------------------------------------------------
1 year                        $ 11,724               17.24%              17.24%
--------------------------------------------------------------------------------
5 year                        $ 15,217               52.17%               8.75%
--------------------------------------------------------------------------------
Life of Fund**                $ 17,895               78.95%               8.26%
--------------------------------------------------------------------------------

* The IFC Latin America Investable Total Return Index is prepared by International Finance Corporation. It is an unmanaged, market capitalization-weighted representation of stock performance in seven Latin American markets, and measures the returns of stocks that are legally and practically available to investors. Unlike Fund returns, Index returns do not reflect fees or expenses.

** The Fund commenced operations on December 8, 1992. Index comparisons begin December 31, 1992.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER LATIN AMERICA FUND TOTAL RETURN (%) AND IFC LATIN AMERICA INVESTABLE INDEX TOTAL RETURN (%)

BAR CHART DATA:

                          Yearly periods ended April 30

                    1993**   1994   1995   1996   1997  1998   1999   2000
--------------------------------------------------------------------------------
Fund Total
Return (%)         10.00***  57.23 -18.34  22.60  31.79 10.08 -13.00   7.15
--------------------------------------------------------------------------------
Index Total
Return (%)           .47     49.71 -21.85  14.04  26.20  5.71 -14.70  17.24
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Net Asset Value
($)                13.20     20.65  16.21  19.70  25.65 26.80  22.06  23.58
--------------------------------------------------------------------------------
Income
Dividends ($)         --       .06     --    .15    .26   .25    .37    .05
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)     --       .06    .73     --     --  1.14    .64     --
--------------------------------------------------------------------------------

* The IFC Latin America Investable Total Return Index is prepared by International Finance Corporation. It is an unmanaged, market capitalization-weighted representation of stock performance in seven Latin American markets, and measures the returns of stocks that are legally and practically available to investors. Unlike Fund returns, Index returns do not reflect fees or expenses.

** The Fund commenced operations on December 8, 1992. Index comparisons begin December 31, 1992.

*** Total return does not reflect the effect to the shareholder of the applicable redemption fees.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the five year and life of Fund total returns would have been lower.

Portfolio Summary
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                                                                  April 30, 2000

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Geographical
--------------------------------------------------------------------------------
(Excludes 5% Cash Equivalents)                           The fund's weighting in
                                                           Mexico has risen from
                                                            49% of net assets on
                                                               October 31, 1999.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Mexico                      56%
    Brazil                      35%
    Argentina                    4%
    Chile                        3%
    Panama                       1%
    Other                        1%
------------------------------------
                               100%
------------------------------------


--------------------------------------------------------------------------------
Sectors
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(Excludes 5% Cash Equivalents)                             Management's focus on
                                                           companies with strong
                                                                       cash flow
                                                         characteristics has led
                                                                it to maintain a
                                                        substantial weighting in
                                                        the consumer staples and
                                                         communications sectors.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Consumer Staples            27%
    Communications              26%
    Financial                   14%
    Energy                      11%
    Manufacturing                6%
    Construction                 5%
    Consumer Discretionary       4%
    Media                        4%
    Metals & Minerals            3%
------------------------------------
                               100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(63% of Portfolio)                                       The fund's top holdings
                                                            reflect management's
                                                        emphasis on well-managed
                                                           companies with strong
                                                           franchises and steady
                                                                earnings growth.


 1.  Telefonos de Mexico S.A. de C.V.
     Provider of telecommunication services in Mexico

 2.  Petroleo Brasileiro S.A.
     Petroleum company in Brazil

 3.  Fomento Economico Mexicano S.A. de C.V.
     Producer of beer, soft drinks and mineral water in Mexico

 4.  Banco Itau S.A.
     Commercial bank in Brazil

 5.  Kimberly Clark de Mexico S.A. de C.V.
     Producer of consumer paper products in Mexico

 6.  Tele Centro Sul Participacoes S.A.
     Provider of local telecommunication services in Brazil

 7.  Grupo Financiero Inbursa S.A. de C.V.
     Provider of financial services in Mexico

 8.  Tele Norte Leste Participacoes S.A.
     Provider of local telecommunication services in Brazil

 9.  CIFRA S.A. de C.V.
     Discount retailer in Mexico

10.  Grupo Televisa S.A. de C.V.
     Media company in Mexico









For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                  April 30, 2000

Dear Shareholders,

Stock markets in Latin America have experienced significant volatility in the past six months, obscuring what we believe to be the strong fundamentals and attractive valuations that the region currently has to offer. The Latin markets performed well over the first four months of the period, as favorable liquidity conditions, improving global growth, and a powerful rally in the U.S. technology sector provided a positive backdrop for the developing countries. Although the region initially held up well when the U.S. market first began to tumble, the sharp downturn in the Nasdaq average during the final week of March and the first half of April sparked a sell-off in the Latin markets. Although this rapid downturn has undoubtedly proven unsettling to fund shareholders, we believe that it has created the opportunity to buy some of the region's best companies at very attractive prices.

Fund Performance

For the six-month period ended April 30, 2000, Scudder Latin America Fund produced a total return of 18.37%, which trailed the 24.24% return of its unmanaged benchmark, the IFC Latin America Index. The most important factor in the fund's underperformance was its underweight position in telecommunications stocks relative to the benchmark. While the IFC Index holds a 35% weighting in telecoms, the fund, by prospectus, can not add to its position in a security which it already holds 25% of net assets. The fund also holds a more limited position in cellular companies, many of which performed well despite the absence of the strong cash flow characteristics that we require in order to purchase a stock. Although our underweight position in telecoms caused the fund to underperform as the Latin markets were rising, it contributed to stronger relative performance once the sector began to weaken. During this time, we also benefited from our holdings in more conservative sectors such as energy and consumer staples. We believe that it is more important to stick to our investment discipline, which has added significant value for fund shareholders over the seven-plus years since the fund was opened, than to try to chase the "hot" sectors of the market. Momentum is ephemeral, but companies with strong business models and effective, battle-tested management teams tend to outperform over the long term. This approach has served the fund well over time: according to Lipper Analytical Services, the fund ranks in the top 18% of Latin America funds over the five-year period ended April 30, 2000.

Investment Environment

The recent downturn in the Latin markets belies the strong fundamentals in the region. It is important to note that in the past, most of the sell-offs in Latin America were caused by events with a direct impact on the region -- such as the Mexican peso devaluation of 1994 -- or problems in other areas that had important implications for the Latin economies, such as the Asian currency crisis of 1997. In recent months, however, stock prices have fallen despite the lack of a meaningful fundamental catalyst. The primary issue has been the deteriorating interest rate environment in the U.S., where concerns about inflation have forced the Federal Reserve to raise short-term interest rates several times over the past year. While the Latin markets have traditionally been vulnerable to rate fears in the U.S., we believe that the Fed's current tightening cycle will not have a significant impact on the Latin markets since real interest rates are already high by historical standards. Further, it is important to note that the region's economies are on a strong growth track, and we do not believe that any slowdown that occurs in the U.S. will be powerful enough to bring about a significant downturn in Latin America. In fact, the economic backdrop in the region is highly positive -- after treading water for most of 1999, most countries are expected to grow at 3% or more in 2000. The currencies have been stable, inflation is tame, interest rates are coming down in most countries, and foreign direct investment (FDI) has been strong. In our view, the region is as stable as it has been for years.

The investment picture in Mexico, where we hold 56% of fund assets, has been particularly positive. The consumer sector has staged a vigorous recovery, and is healthier today than it was before the 1994 devaluation. First quarter earnings were strong, supporting the view that Mexico is an area of opportunity that is being buoyed by its convergence with the United States. Market participants are looking ahead to the July presidential election, since political transitions in Mexico have traditionally been accompanied by turmoil. However, both major parties are promoting market-friendly policies, and it appears that this time the elections will not lead to instability. While stock market valuations are already discounting these developments to a large degree, we continue to hold a positive long-term view on Mexico's long-term prospects.

Brazil has presented more of a mixed picture over the past year, but it appears to have come through the 1999 currency devaluation more strongly than we expected. While ordinarily sharp declines in a country's exchange rate will result in runaway inflation, the fact that the devaluation occurred following a period of deep recession -- meaning that there was enough production capacity and available labor to absorb stronger growth -- has allowed prices to remain relatively stable. Going forward, we believe that price levels will remain steady due to the combination of stabilized oil import prices, market deregulation and competition, and the still-sizable economic output gap. Meanwhile, the current account deficit has been expanding at a slower rate, and is fully covered by FDI and privatization inflows. If oil prices remain stable and soft commodity prices (e.g., soy and coffee) rebound from their historic lows, the trade account should improve as well. While all of these factors are positives, the most important development, in our view, has been the government's effectiveness in coping with adversity. President Cardoso's lobbying aided the passage of minimum wage legislation and the Fiscal Responsibility Law, which in our view demonstrates that he is growing stronger politically. While there will be no quick fixes to

Brazil's remaining difficulties, we are encouraged by the steady progress that is being made by its government.

Investment Strategy

Despite the rapidly shifting market conditions that have characterized the global investment environment over the past year, we continue to employ the same strategy that we always have. Since the economies of Latin America have traditionally been volatile, we look for companies that we believe will be positioned to prosper in both good times and bad. Such firms tend to have solid brand names, dominant franchises, and the ability to generate consistent cash flows. In addition, we only invest in companies with low debt levels and the ability to finance growth through internally generated cash flows rather than external financing. Both characteristics tend to make companies less vulnerable to rising interest rates.

This strategy has led us to build up large positions in stocks in the consumer, food, beverage, and retail sectors. We also have significant holdings in financial companies with large profit margins, strong capital positions, and a history of prudent lending. Telecommunications stocks, particularly the fixed-line operators, continue to make up a large percentage of the portfolio. Although our approach has produced a mixed performance over the most recent reporting period, we believe that we are well-positioned for the remainder of 2000 and beyond. The companies we own have made it through economic, social, and political crises, and have come through stronger than before. In our view, it is unlikely that they will encounter difficulties in the next 6-18 months that will be more challenging than what they have been through already. We are confident in the long-term prospects of the companies we hold in the portfolio, and we intend to stick to our strategy in all market conditions.

Outlook

We believe that the primary difficulty facing companies in Latin America right now is their location. Fundamentals have never been better, and it is global financial market volatility -- rather than economic weakness -- that has been causing the decline in stock prices. Once we get beyond the Fed's rate hikes, volatility should calm down and investors will be able to return their focus to earnings and valuations. Stocks in Latin America are trading at price-to-earnings ratios that are roughly half that of the U.S., while price-to-book ratios are less than a quarter that of the U.S. market. While we don't feel that the valuations of the two areas should be equal, we do believe that the large spread is discounting a level of risk far above that which actually exists. There are a wealth of companies in Latin America with strong returns on capital, high growth rates, capable management teams, and the demonstrated ability to grow their businesses through reinvestment. While it is impossible to say when these fundamentals will translate into higher stock prices, we are confident that over time, an investment in the top companies in Latin America will prove rewarding for fund shareholders.

Sincerely,
Your Portfolio Management Team



/s/Edmund B. Games, Jr.            /s/Tara C. Kenney
Edmund B. Games, Jr.                  Tara C. Kenney

/s/Paul H. Rogers
Paul H. Rogers

Investment Portfolio                            as of April 30, 2000 (Unaudited)
----------------------------------------------------------------------------------------------

                                                                      Principal
                                                                     Amount ($)     Value ($)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Repurchase Agreements 4.8%
----------------------------------------------------------------------------------------------


 Donaldson, Lufkin & Jenrette, 5.68%, to be repurchased at                        ------------
    $22,411,603 on 5/1/2000** (Cost $22,401,000) ................    22,401,000    22,401,000
                                                                                  -----------

                                                                        Shares
----------------------------------------------------------------------------------------------
Common Stocks 95.2%
----------------------------------------------------------------------------------------------

 Argentina 3.7%
 BI S.A. "A" (Venture capital company) (b) ......................     3,000,000     2,250,000
 Banco de Galicia y Buenos Aires (ADR) (Commercial and
    private bank) ...............................................       200,000     3,462,500
 PC Holdings S.A. (Investment company) ..........................       224,945     3,444,465
 Quilmes Industrial S.A. (Leading beer distributor) .............       672,443     5,463,599
 Telecom Argentina S.A. "B" (ADR) (Provider of
    telecommunication services) .................................       100,000     2,793,750
                                                                                  -----------
                                                                                   17,414,314
                                                                                  -----------
 Brazil 32.9%
 Aracruz Celulose S.A. (ADR) (Producer of eucalyptus
    kraft pulp) .................................................       255,000     4,765,313
 Banco Itau S.A. (pfd.) (Commercial bank) .......................   366,383,400    27,372,307
 Companhia Cervejaria Brahma (pfd.) (Beer producer and
    distributor) ................................................    10,000,001     7,249,586
 Companhia Vale do Rio Doce (pfd.) (ADR) (Diverse mining
    and industrial complex) .....................................       500,000    12,468,750
 Embratel Participacoes S.A. (ADR) (Provider of
    telecommunication services) .................................       100,000     2,250,000
 Petrobras Distribuidora S.A. (pfd.) (Distributor of petroleum
    and natural gas) ............................................   400,200,000     4,655,343
 Petroleo Brasileiro S.A. (pfd.) (Petroleum company) ............   185,240,000    44,090,605
 Souza Cruz S.A. (Holding company for cigarettes,
    tobacco and fiber cellulose) ................................       500,200     3,044,936
 Tele Centro Sul Participacoes S.A. (pfd.) (ADR) (Provider of
    local telecommunication services) ...........................       320,000    20,400,000
 Tele Norte Leste Participacoes S.A. (pfd.) (ADR) (Provider
    of local telecommunication services) ........................     1,027,722    18,306,298
 Telecomunicacoes do Parana S.A. (pfd.) (Provider of
    telecommunication services) .................................    30,004,986    10,394,644
                                                                                  -----------
                                                                                  154,997,782
                                                                                  -----------

     The accompanying notes are an integral part of the financial statements.

                                                               Shares       Value ($)
-------------------------------------------------------------------------------------

 Chile 2.5%
 Companhia Cervecerias Unidas S.A. (ADR) (Bottler and
    distributor of beer, soft drinks and mineral water).       460,000    10,263,750
 Embotelladora Andina S.A. "B" (ADR) (Distributor of
    Coca-Cola soft drinks) .............................       130,000     1,332,500
 Santa Isabel S.A. (ADR) (Supermarket chain) ...........        21,100       179,350
                                                                         -----------
                                                                          11,775,600
                                                                         -----------
 Colombia 0.8%
 Bavaria S.A. (Beer producer and distributor) ..........       950,520     3,942,456
                                                                         -----------
 Mexico 53.2%
 Apasco, S.A. de C.V. (Cement producer) ................     1,752,000    10,629,484
 CIFRA S.A. de C.V. "C"* (Discount retailer) ...........     8,500,000    18,139,968
 Cemex S.A. de C.V. (Producer of concrete and cement) ..       300,000     6,562,500
 Coca-Cola FEMSA, S.A. de C.V. "L" (ADR) (Bottler and
    distributor of soft drinks) ........................       300,000     5,568,750
 Fomento Economico Mexicano S.A. de C.V. (ADR)
    (Producer of beer, soft drinks and mineral water) ..     1,000,000    41,250,000
 Grupo Continental S.A. (Producer and distributor of soft
    drinks, sugar and mineral water) ...................    13,618,500    16,234,933
 Grupo Embotelladora Unidas S.A. de C.V. "B" (Soft drink
    producer and marketer) .............................     1,919,134     2,594,252
 Grupo Financiero Inbursa S.A. de C.V. "O"* (Provider of
    financial services) ................................     4,557,000    18,528,728
 Grupo Industrial Bimbo S.A. de C.V. "A" (Producer of
    bread and other baked goods) .......................     3,600,000     4,667,163
 Grupo Industrial Maseca S.A. de C.V. (ADR) (Food
    producer) ..........................................       938,400     6,686,100
 Grupo Modelo S.A. "C" (Brewery) .......................       100,000       212,879
 Grupo Televisa S.A. de C.V. (GDR)* (Media company) ....       275,000    17,445,313
 Kimberly Clark de Mexico S.A. de C.V. "A" (Producer of
    consumer paper products) ...........................     8,000,000    25,800,958
 Organizacion Soriana S.A. de C.V. "A"* (Retailer) .....       400,000     1,596,594
 Panamerican Beverages Inc. "A" (Bottler of soft drinks)       500,800     8,231,900
 Pepsi-Gemex S.A. "B"* (Soft drink bottler) (b) ........     6,544,500     2,001,546
 Telefonos de Mexico S.A. de C.V. "L" (ADR) (Provider of
    telecommunication services) ........................     1,100,000    64,693,751
                                                                         -----------
                                                                         250,844,819
                                                                         -----------
 Panama 1.3%
 Banco Latinoamericano de Exportaciones S.A. "E"
    (ADR) (Bank) .......................................       255,700     6,312,594
                                                                         -----------

     The accompanying notes are an integral part of the financial statements.

---------------------------------------------------------------------------------------
                                                                 Shares       Value ($)
---------------------------------------------------------------------------------------

 Peru 0.8%
 Union de Cervecerias Backus & Johnston S.A. "T" (Producer
    of malted, nonalcoholic and carbonated drinks) ........    10,595,459     3,810,220
                                                                            -----------

---------------------------------------------------------------------------------------
Total Common Stocks (Cost $391,137,856)                                     449,097,785
---------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $413,538,856) (a)                 471,498,785
---------------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $414,494,670. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $57,004,115. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $97,810,926 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $40,806,811.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $4,251,546 (0.89% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 2000 aggregated $12,104,393. These securities may also have certain restrictions as to resale.

     The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of April 30, 2000 (Unaudited)
-----------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $413,538,856) ........................   $471,498,785
Cash ...........................................................................             52
Foreign currency, at value (cost $410,764) .....................................        410,880
Receivable for investments sold ................................................      2,649,372
Dividends receivable ...........................................................      2,376,782
Interest receivable ............................................................         10,603
Receivable for Fund shares sold ................................................        173,882
Other assets ...................................................................            165
                                                                                   ------------
Total assets ...................................................................    477,120,521

Liabilities
-----------------------------------------------------------------------------------------------
Payable for investments purchased ..............................................        556,228
Payable for Fund shares redeemed ...............................................        192,532
Accrued management fee .........................................................        538,970
Accrued Directors' fees and expenses ...........................................         56,029
Other accrued expenses and payables ............................................        390,326
                                                                                   ------------
Total liabilities ..............................................................      1,734,085
-----------------------------------------------------------------------------------------------
Net assets, at value                                                               $475,386,436
-----------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss) .....................................      2,067,351
Net unrealized appreciation (depreciation) on:
  Investments ..................................................................     57,959,929
  Foreign currency related transactions ........................................          1,201
Accumulated net realized gain (loss) ...........................................      8,627,675
Paid-in capital ................................................................    406,730,280
-----------------------------------------------------------------------------------------------
Net assets, at value                                                               $475,386,436
-----------------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------
NetAsset Value, offering and redemption price per share ($475,386,436 /
   20,159,041 shares of capital stock outstanding, $.01 par value, 100,000,000     ------------
   shares authorized) ..........................................................   $      23.58
                                                                                   ------------


     The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Operations for the six months ended April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $464,004) ..........   $  6,606,014
Interest .......................................................        841,327
                                                                   ------------
Total income ...................................................      7,447,341
                                                                   ------------
Expenses:
Management fee .................................................      3,367,292
Services to shareholders .......................................        810,243
Custodian and accounting fees ..................................        467,315
Auditing .......................................................         32,774
Legal ..........................................................         11,375
Directors' fees and expenses ...................................         87,121
Reports to shareholders ........................................         66,261
Registration fees ..............................................         10,880
Other ..........................................................         36,323
                                                                   ------------
Total expenses, before expense reductions ......................      4,889,584
Expense reductions .............................................        (32,505)
                                                                   ------------
Total expenses, after expense reductions .......................      4,857,079
--------------------------------------------------------------------------------
Net investment income (loss)                                          2,590,262
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     38,865,226
Foreign currency related transactions (including CPMF tax          -------------
   of $270,820) ................................................       (708,593)
                                                                   ------------
                                                                     38,156,633
                                                                   ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................     45,546,222
Foreign currency related transactions ..........................        666,973
                                                                   ------------
                                                                     46,213,195
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           84,369,828
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 86,960,090
--------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      Six Months
                                                         Ended         Year Ended
                                                    April 30, 2000     October 31,
Increase (Decrease) in Net Assets                     (Unaudited)         1999
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $   2,590,262    $   7,748,436
Net realized gain (loss) on investment transactions      38,156,633      (30,707,394)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      46,213,195       68,718,457
                                                      -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ................................      86,960,090       45,759,499
                                                      -------------    -------------
Distributions to shareholders from:
Net investment income .............................      (1,108,539)      (9,206,695)
                                                      -------------    -------------
Net realized gains ................................            --        (15,934,116)
                                                      -------------    -------------
Fund share transactions:
Proceeds from shares sold .........................     147,667,030      264,196,798
Reinvestment of distributions .....................       1,045,235       23,977,201
Cost of shares redeemed ...........................    (208,139,177)    (363,449,884)
                                                      -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     (59,426,912)     (75,275,885)
                                                      -------------    -------------
Increase (decrease) in net assets .................      26,424,639      (54,657,197)
Net assets at beginning of period .................     448,961,797      503,618,994
Net assets at end of period (including
   undistributed net investment income (loss) of      -------------    -------------
   $2,067,351 and $585,628, respectively) .........   $ 475,386,436    $ 448,961,797
                                                      -------------    -------------

Other Information
--------------------------------------------------------------------------------
Shares outstanding at beginning of period .........      22,499,642       26,476,730
                                                      -------------    -------------
Shares sold .......................................       6,050,102       13,356,309
Shares issued to shareholders in reinvestment of
   distributions ..................................          41,379        1,363,891
Shares redeemed ...................................      (8,432,082)     (18,697,288)
                                                      -------------    -------------
Net increase (decrease) in Fund shares ............      (2,340,601)      (3,977,088)
                                                      -------------    -------------
Shares outstanding at end of period ...............      20,159,041       22,499,642
                                                      -------------    -------------

     The accompanying notes are an integral part of the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------
Years Ended October 31,     2000(a)(b) 1999(a)  1998(a) 1997(a)  1996(a)     1995
-----------------------------------------------------------------------------------------
Net asset value, beginning
of period                   $19.95     $19.02   $25.12   $20.63  $16.22     $24.44
-----------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------
  Net investment income
  (loss)                       .12        .31      .34      .26     .25        .09
-----------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investment transactions     3.56       1.63    (5.05)    4.49    4.30      (7.62)
                             ------------------------------------------------------------
-----------------------------------------------------------------------------------------
  Total from investment
  operations                  3.68       1.94    (4.71)    4.75    4.55      (7.53)
-----------------------------------------------------------------------------------------
Less distributions from:
  Net investment income       (.05)      (.37)    (.25)    (.26)   (.15)        --
-----------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions       --       (.64)   (1.14)      --      --       (.73)
                             ------------------------------------------------------------
-----------------------------------------------------------------------------------------
  Total distributions         (.05)     (1.01)   (1.39)    (.26)   (.15)      (.73)
-----------------------------------------------------------------------------------------
Redemption fees (c)             --        --        --       --     .01        .04
-----------------------------------------------------------------------------------------
Net asset value, end
of period                   $23.58     $19.95   $19.02   $25.12  $20.63     $16.22
                             ------------------------------------------------------------
-----------------------------------------------------------------------------------------
Total Return (%)             18.37(e)** 10.97   (20.23)   23.25   28.31(d)  (30.96)(d)(e)
-----------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                   475       449       504      883     622      519
-----------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)        1.82(f)*   1.96     1.87     1.89    1.96     2.11
-----------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)        1.82(f)*   1.96     1.87     1.89    1.96     2.08
-----------------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)              .97*      1.61     1.45      .98    1.32      .52
-----------------------------------------------------------------------------------------
Portfolio turnover rate (%)     75*        48       44       42      22       40
-----------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the six months ended April 30, 2000 (Unaudited).

(c) Until September 5, 1996, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% was assessed and retained by the Fund for the benefit of the remaining shareholders.

(d) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

(e)  Total returns would have been lower had certain expenses not been reduced.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.81% and 1.81%, respectively.

*    Annualized

**   Not annualized

--------------------------------------------------------------------------------
Notes to Financial Statements                                        (Unaudited)

A. Significant Accounting Policies

Scudder Latin America Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $28,573,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007.

The Fund is subject to a 0.38% Contribuicao Provisoria sobre Movimentacoes Financieras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in passive foreign investment companies and investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $132,859,255 and $182,142,874, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.25% of the first $1 billion of the Fund's average daily net assets and 1.15% of such net assets in excess of $1 billion, computed and accrued daily and payable monthly. For the six months ended April 30, 2000, the fee pursuant to this Agreement aggregated $3,367,292, which was equivalent to an annualized effective rate of 1.25% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 2000, the amount charged to the Fund by SSC aggregated $671,027, of which $309,889 is unpaid at April 30, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 2000, the amount charged to the Fund by STC aggregated $22,241, of which $3,387 is unpaid at April 30, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 2000, the amount charged to the Fund by SFAC aggregated $142,168, of which $22,651 is unpaid at April 30, 2000.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended April 30, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $173.

The Fund pays each of its Directors not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 2000, Directors' fees and expenses aggregated $22,112. In addition, a one-time fee of $65,009 was accrued for payment to those Directors not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note F. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $32,505 of such costs.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata, based upon net assets among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds.

Officers and Directors
--------------------------------------------------------------------------------

 Nicholas Bratt*
   o  President

 Sheryle J. Bolton
   o  Director; Chief Executive Officer,
      Scientific Learning Corporation

 William T. Burgin
   o  Director; General Partner,
      Bessemer Venture Partners

 Keith R. Fox
   o  Director; General Partner,
      The Exeter Group of Funds

 William H. Luers
   o  Director; Chairman and President,
      U.N. Association of America

 Kathryn L. Quirk*
   o  Director, Vice President and
      Assistant Secretary

 Joan E. Spero
   o  Director; President, Doris Duke
      Charitable Foundation

 Paul Bancroft III
   o  Honorary Director; Consultant

 Thomas J. Devine
   o  Honorary Director; Consultant

 William H. Gleysteen, Jr.
   o  Honorary Director; Consultant;
      Guest Scholar, Brookings
      Institution

 Wilson Nolen
   o  Honorary Director; Consultant

 Robert G. Stone, Jr.
   o  Honorary Director; Chairman
      Emeritus and Director, Kirby
      Corporation

 Irene T. Cheng*
   o  Vice President

 Joyce E. Cornell*
   o  Vice President

 Carol L. Franklin*
   o  Vice President

 Edmund B. Games, Jr.*
   o  Vice President

 Joan R. Gregory*
   o  Vice President

 Ann M. McCreary*
   o  Vice President

 Sheridan P. Reilly*
   o  Vice President

 Tien-Yu Sieh*
   o  Vice President

 Shahram Tajbakhsh*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 John R. Hebble*
   o  Treasurer

 Caroline Pearson*
   o  Assistant Secretary

 *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth
   Scudder U.S. Treasury Money Fund                 Value
   Scudder Cash Investment Trust                      Scudder Large Company Value Fund
   Scudder Money Market Series --                     Scudder Value Fund***
     Prime Reserve Shares*                            Scudder Small Company Value Fund
     Premium Shares*                                  Scudder Micro Cap Fund
     Managed Shares*
                                                    Growth
Tax Free Money Market+                                Scudder Classic Growth Fund***
   Scudder Tax Free Money Fund                        Scudder Large Company Growth Fund***
   Scudder California Tax Free Money Fund**           Scudder Select 1000 Growth Fund
   Scudder New York Tax Free Money Fund**             Scudder Development Fund
                                                      Scudder 21st Century Growth Fund
 Tax Free+
   Scudder Limited Term Tax Free Fund               Global Equity
   Scudder Medium Term Tax Free Fund                Worldwide
   Scudder Managed Municipal Bonds                    Scudder Global Fund
   Scudder High Yield Tax Free Fund                   Scudder International Value Fund
   Scudder California Tax Free Fund**                 Scudder International Growth and
   Scudder Massachusetts Limited Term                   Income Fund
     Tax Free Fund**                                  Scudder International Fund++
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth Fund
   Scudder New York Tax Free Fund**                   Scudder Global Discovery Fund***
   Scudder Ohio Tax Free Fund**                       Scudder Emerging Markets Growth Fund
                                                      Scudder Gold Fund
 U.S. Income
   Scudder Short Term Bond Fund                     Regional
   Scudder GNMA Fund                                  Scudder Greater Europe Growth Fund
   Scudder Income Fund                                Scudder Pacific Opportunities Fund
   Scudder Corporate Bond Fund                        Scudder Latin America Fund
   Scudder High Yield Bond Fund                       The Japan Fund, Inc.

 Global Income                                      Industry Sector Funds
   Scudder Global Bond Fund                         Choice Series
   Scudder International Bond Fund                    Scudder Financial Services Fund
   Scudder Emerging Markets Income Fund               Scudder Health Care Fund
                                                      Scudder Technology Fund
 Asset Allocation
   Scudder Pathway Conservative Portfolio           Preferred Series
   Scudder Pathway Balanced Portfolio                 Scudder Tax Managed Growth Fund
   Scudder Pathway Growth Portfolio                   Scudder Tax Managed Small Company Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund***
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund


--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




SCUDDER
INVESTMENTS (SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com



A member of the [LOGO] Zurich Financial Services Group